SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 24, 2003


                         NATIONAL HOME HEALTH CARE CORP.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-12927               22-2981141
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(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                  File No.)           Identification No.)


700 White Plains Road, Suite 275, Scarsdale, New York                  10583
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(Address of Principal Executive Offices)                             (Zip Code)


       Registrant's telephone number, including area code: (914) 722-9000


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.      Other Events and Required FD Disclosure.
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             Attached as Exhibit 99.1 is a press release issued by the
registrant on April 24, 2003.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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             (a)  Financial statements of business acquired: Not Applicable.

             (b)  Pro forma financial statements: Not Applicable.

             (c)  Exhibits:

                  99.1     Press release dated April 24, 2003.



                                    SIGNATURE
                                    ---------

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    NATIONAL HOME HEALTH CARE CORP.


Date:    April 24, 2003             By:   /s/ Robert P. Heller,
                                          Chief Financial Officer
                                          ------------------------------
                                          Name:  Robert P. Heller
                                          Title: Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit
Number       Description
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99.1         Press release dated April 24, 2003.










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